Leases	9 Months Ended
Sep. 30, 2020
Leases [Abstract]
Leases

13. LEASES

The Company leased one corporate office in New York, New York, through an operating lease agreement (the “New York Lease”), which was set to expire on August 31, 2020. Effective May 31, 2020, the Company terminated the New York Lease. As consideration of the termination, the landlord is entitled to retain and apply the full amount of the $61,284 security deposit as a partial payment of the rent and the additional rent due and payable under the lease. The Company paid the landlord the following additional amounts: (i) $5,683, representing the additional amount of unpaid rent and additional rent due and payable under the lease through the termination date, and (ii) $11,860, representing the landlord’s cost for the post-termination date cleaning of the premises. The Company recognized a loss of $39,367 in connection with the termination of the lease and the derecognition of the ROU asset and related lease liability.

As of September 30, 2020, the Company had no leases that were classified as a financing lease and did not have any additional operating and financing leases that have not yet commenced.

Total operating lease expenses were $0 and $154,177, for the three and nine months ended September 30, 2020, respectively, and were $57,816 and $173,448 for the three and nine months ended September 30, 2019, respectively, Lease expenses are recorded in general and administrative expenses on the unaudited condensed consolidated statements of operations.

Supplemental cash flows information related to leases was as follows:

	For the Nine Months Ended
	September 30,
	2020	2019

Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$78,827	$179,092

Right-of-use assets obtained in exchange for lease obligations:
Operating leases	$-	$361,020

Weighted Average Remaining Lease Term:
Operating leases	0.00 years	0.92 years

Weighted Average Discount Rate:
Operating leases	8.0%	8.0%